UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 26, 2013

COVANTA HOLDING CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-6732		95-6021257
(Commission File Number)		(IRS Employer Identification No.)

445 South Street, Morristown, NJ	07960
(Address of principal executive offices)	(Zip Code)

(862) 345-5000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On November 26, 2013, Covanta Holding Corporation (the “Company”) determined that Sanjiv Khattri would no longer serve as Executive Vice President and Chief Financial Officer of the Company, effective immediately. Mr. Khattri’s departure is not as a result of any dispute or disagreement over the Company’s accounting principles or practices, financial statement disclosures, ethics policy or otherwise. Mr. Khattri will assist in the transition to the Company’s new Chief Financial Officer. Mr. Khattri will be entitled to receive severance benefits available to senior officers of the Company under the Severance Plan for Covanta Energy Corporation Senior Officers. For further information on such Severance Plan, see “Executive Compensation” in the Company’s 2013 Proxy Statement filed with the Securities and Exchange Commission on March 28, 2013.

(c)

On November 27, 2013, the Board of Directors of the Company appointed Bradford J. Helgeson, 37, as the Company’s Executive Vice President and Chief Financial Officer, effective immediately. Mr. Helgeson has served as the Company’s Vice President and Treasurer since 2007. Prior to joining the Company, he was Vice President, Finance and Treasurer at Waste Services, Inc., a publicly-traded environmental services company with operations in the U.S. and Canada, from 2004 to 2007. Prior to these roles, he worked in the investment banking departments at Lehman Brothers from 2000 to 2004 and at Donaldson, Lufkin & Jenrette from 1998 to 2000, where he worked on a wide range of capital markets and merger and acquisition transactions for industrial companies, with a particular focus in the environmental services sector. He graduated Magna Cum Laude with an A.B. degree in Economics and History from Bowdoin College in 1998.

On December 2, 2013, the Company issued a press release regarding the foregoing matters, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired—Not Applicable

(b)	Pro Forma Financial Information—Not Applicable

(c)	Shell Company Transactions—Not Applicable

(d)	Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated December 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 2, 2013

COVANTA HOLDING CORPORATION

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General
Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated December 2, 2013